                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI, Inc.                            Case No. 03-12656 (MFW)
                                           Reporting Period: 03/01/04 - 03/31/04

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                       DOCUMENT       EXPLANATION
REQUIRED DOCUMENTS                                                                 FORM NO.            ATTACHED         ATTACHED
------------------------------------------------------------------------------     --------            --------       -----------
Schedule of Cash Receipts and Disbursements                                        MOR - 1A                x
     Bank Reconciliations (or copies of Debtor's bank reconciliations)             MOR - 1B                x
Statement of Operations                                                            MOR - 2
Balance Sheet                                                                      MOR - 3
Status of Postpetition Taxes                                                       MOR - 4                 x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                          x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                                 x

Summary of Unpaid Postpetition Debts                                               MOR - 4                 x
    Listing of aged accounts payable                                                                       x
Accounts Receivable Aging                                                          MOR - 5                 x
Debtor Questionnaire                                                               MOR - 5                 x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Montgomery W. Cornell                           Chief Restructuring Officer
-----------------------------------                 ----------------------------
Signature of Responsible Party                      Title

Montgomery W. Cornell                               4/20/2004
-----------------------------------                 ----------------------------
Printed Name of Responsible Party                   Date

PREPARER:

/s/ John P. Boyle                                   Chief Accounting Officer
-----------------------------------                 ----------------------------
Signature of Preparer                               Title

John P. Boyle                                       4/20/2004
-----------------------------------                 ----------------------------
Printed Name of Preparer                            Date

IN RE DVI, INC.
CASE NUMBER: 03-12656 (MFW)                REPORTING PERIOD: 03/01/04 - 03/31/04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                                                            CURRENT MONTH  CUMULATIVE FILING TO DATE
                                                                                            -------------  -------------------------
                                                                                               ACTUALS             ACTUALS
                                                                                            -------------  -------------------------
CASH BEGINNING OF MONTH (a)                                                                        1                 420

RECEIPTS:
Customer Payments                                                                                 --                  --
Trust Receipts                                                                                    --                  --
Trust Advances                                                                                    --                  --
Receipt of Servicer Fee                                                                           --                  --
Payments by Affiliates on Debtor's Behalf                                                         --                  --
DIP Facility Advances                                                                             --                  --

                                                                                                ----                ----
TOTAL RECEIPTS                                                                                    --                  --
                                                                                                ----                ----
DISBURSEMENTS
Payroll (b)                                                                                       --                  --
Benefits (b)                                                                                      --                  --
Building Costs                                                                                    --                  --
Equipment Costs                                                                                   --                  --
Auto, Travel & Entertainment                                                                      --                  --
Outside Services                                                                                  --                  --
Sales & Use Taxes                                                                                 --                  --
DIP Facility Repayments (c)                                                                       --                (419)
Other Expense                                                                                     --                  --

Professional Fees                                                                                 --                  --
U.S. Trustee Quarterly Fees                                                                       --                  --

                                                                                                ----                ----
TOTAL DISBURSEMENTS                                                                               --                (419)
                                                                                                ----                ----
NET CASH FLOW                                                                                     --                (419)

CASH END OF MONTH                                                                                  1                   1

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS                                                                               --
   Transfers to Debtor in Possession Accounts                                                     --
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                       --
                                                                                                ----                ----
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                   --
                                                                                                ----                ----

(a) Cash amount was collected from the sale of DVI Financial Services Inc.'s interest in Diamond Medical, a Japanese joint venture.

(b) There are no DVI, Inc. employees.

(c) Amount swept to DIP bank account during October 2003.               MOR - 1A

IN RE DVI, INC.
CASE NUMBER: 03-12656 (MFW)                REPORTING PERIOD: 03/01/04 - 03/31/04

BANK RECONCILIATIONS
(in thousands)

                                                         ACCOUNTS           CURRENT MONTH
                                                  ----------------------    -------------
                                                  OPERATING       OTHER        ACTUALS
                                                  ---------      -------    -------------
CASH BEGINNING OF MONTH (a)                           1             --             1

RECEIPTS:
Customer Payments                                    --             --            --
Trust Receipts                                       --             --            --
Trust Advances                                       --             --            --
Receipt of Servicer Fee                              --             --            --
Payments by Affiliates on Debtor's Behalf            --                           --
DIP Facility Advances                                --             --            --

                                                  -----          -----         -----
TOTAL RECEIPTS                                       --             --            --
                                                  -----          -----         -----
DISBURSEMENTS
Payroll (b)                                          --             --            --
Benefits (b)                                         --             --            --
Building Costs                                       --             --            --
Equipment Costs                                      --             --            --
Auto, Travel & Entertainment                         --             --            --
Outside Services                                     --             --            --
Sales & Use Taxes                                    --             --            --
DIP Facility Repayments                              --             --            --
Other Expense                                        --             --            --

Professional Fees                                    --             --            --
U.S. Trustee Quarterly Fees                          --             --            --

                                                  -----          -----         -----
TOTAL DISBURSEMENTS                                  --             --            --
                                                  -----          -----         -----
NET CASH FLOW                                        --             --            --

CASH END OF MONTH                                     1             --             1

BANK BALANCE                                          1             --             1
   Deposits in Transit                               --             --            --
   Outstanding Checks                                --             --            --
   Other                                             --             --            --
ADJUSTED BANK BALANCE                                 1             --             1

(a) Cash amount was collected from the sale of DVI Financial Services Inc.'s interest in Diamond Medical, a Japanese joint venture.

(b) There are no DVI, Inc. employees.                                   MOR - 1B

In re DVI, Inc.                            Case No. 03-12656 (MFW)
                                           Reporting Period: 03/01/04 - 03/31/04

                          STATUS OF POSTPETITION TAXES

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                            Beginning       Amount                     Ending
                                               Tax       Withheld or     Amount          Tax
                                            Liability      Accrued        Paid        Liability
                                            ---------    -----------     ------       ---------
FEDERAL
Withholding                                     -             -             -              -
FICA-Employee                                   -             -             -              -
FICA-Employer (a)                               -             -             -              -
Unemployment                                    -             -             -              -
Income                                          -             -             -              -
Other                                           -             -             -              -
     Total Federal Taxes                        -             -             -              -
STATE AND LOCAL
Withholding                                     -             -             -              -
Sales (a)                                       -             -             -              -
Excise                                          -             -             -              -
Unemployment                                    -             -             -              -
Real Property                                   -             -             -              -
Personal Property                               -             -             -              -
Florida Doc Stamp                               -             -             -              -
Franchise                                       -             -             -              -
Other: Local Income Tax Withholding             -             -             -              -
     Total State and Local                      -             -             -              -
                                             ----         -----         -----         ------
TOTAL TAXES                                     -             -             -              -
                                             ----         -----         -----         ------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

ACCOUNTS PAYABLE AGING                                        AMOUNT
----------------------                                        ------
Current                                                            -
 0 - 30 days                                                       -
31 - 60 days                                                       -
61 - 90 days                                                       -
91 + days                                                          -
                                                              ------
TOTAL ACCOUNTS PAYABLE                                             -
                                                              ------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(a) Debtor has obtained authorization from the Bankruptcy Court to pay such tax
liabilities.                                                               MOR-4

In re DVI, Inc.                            Case No. 03-12656 (MFW)
                                           Reporting Period: 03/01/04 - 03/31/04

                            ACCOUNTS RECEIVABLE AGING

(in thousands)

ACCOUNTS RECEIVABLE AGING (a)                                                                                         AMOUNT
-----------------------------                                                                                -----------------------
0 days old                                                                                                              -
1 - 30 days old                                                                                                         -
31 - 60 days old                                                                                                        -
61 - 90 days old                                                                                                        -
91- 120 days old                                                                                                        -
+ Over 121 days                                                                                                         -
Total Accounts Receivable                                                                                               -
Amount considered uncollectible (Bad Debt)                                                                              -
Accounts Receivable (Net)                                                                                               -

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                                    YES          NO
----------------------------                                                                                 ---------   -----------
1.   Have any assets been sold or transferred outside the normal course of business this reporting period?
     If yes, provide an explanation below.                                                                                    X
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
     If yes, provide an explanation below.                                                                                    X
3.   Have all postpetition tax returns been timely filed?
     If no, provide an explanation below.                                                                        X
4.   Are workers compensation, general liability and other necessary insurance coverages in effect?
     If no, provide an explanation below.                                                                        X

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(a) Debtor does not have any receivables.                                  MOR 5

DVI, Inc.
Case No. 03-12656 (MFW)
Reporting Period: 03/01/04 - 03/31/04

                                    DVI, INC.
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI, Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

  4/20/2004                                       /s/ John P. Boyle
-------------                                     ------------------------------
    Date                                          Signature of Responsible Party
                                                  John P. Boyle